UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2569 Wyandotte St., Suite 101, Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

On April 4, 2024, Aditxt, Inc. (the “Company” or “Aditxt”) filed a Current Report on Form 8-K (the “Original Current Report”) disclosing that on April 1, 2024, the Company entered into an Arrangement Agreement (the “Arrangement Agreement”) with Adivir, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Adivir”) and Appili Therapeutics, Inc., a Canadian corporation (“Appili”), pursuant to which, Adivir will acquire all of the issued and outstanding Class A common Shares of Appili (the “Appili Shares”) on the terms and subject to the conditions set forth in the Arrangement Agreement. The acquisition of the Appili Shares (the “Arrangement”) will be completed by way of a statutory plan of arrangement under the Canada Business Corporation Act (the “CBCA”). On July 8, 2024, the Company filed a Current Report on Form 8-K (the “First Amendment Current Report”) disclosing that on July 1, 2024, the Company, Adivir and Appili entered in entered into an Amending Agreement (the “Amending Agreement”), pursuant to which the Parties (as defined in the Arrangement Agreement) agreed that: (i) the Outside Date (as defined in the Arrangement Agreement) would be changed to August 30, 2024; (ii) Adivir agreed that it would convene the Company Meeting (as defined in the Arrangement Agreement) no later than August 30, 2024, provided that Appili shall be under no obligation to convene the Company Meeting prior to the date that is 50 days following the date that Aditxt delivers to Appili all complete Additional Financial Disclosure (as defined in the Arrangement Agreement) required for inclusion in the Company Circular (as defined in the Arrangement Agreement); (iii) Aditxt shall use commercially reasonable efforts to complete the Financing (as defined in the Arrangement Agreement) no later than August 30, 2024; and (iv) Aditxt or Appili may terminate the Arrangement Agreement if the Financing is not completed by 5:00 p.m. (ET) on August 30, 2024 or such later date as the Parties may agree in writing. On July 22, 2024, the Company filed a Current Report on Form 8-K (the “Second Amendment Current Report” and together with the Original current Report and the First Amendment Current Report, the “Current Reports”) disclosing that on July 18, 2024, the Company, Adivir and Appili entered in entered into a Second Amending Agreement (the “Second Amending Agreement”), pursuant to which the Arrangement Agreement was further amended to provide that (i) the Outside Date will be extended to September 30, 2024, (ii) the Appili Meeting will be conducted no later than September 30, 2024, provided that Appili shall be under no obligation to hold the Appili Meting prior to the date that is 50 days following the date that the Company delivers all complete Additional Financial Disclosure required for inclusion in the circular; (iii) the Company shall use commercially reasonable efforts to complete the Financing on or prior to September 15, 2024; and (iv) the Company and Appili may terminate the Arrangement Agreement if the Financing is not completed on or before 5:00 p.m. (ET) on September 15, 2024 or such later date as the Parties may in writing agree. On August 20, 2024, the Company, Adivir and Appili entered into a Third Amending Agreement (the “Third Amending Agreement”), pursuant to which the Arrangement Agreement was amended to provide that (i) the Outside Date will be extended to November 19, 2024, (ii) Appili shall convene an annual and special meeting in parallel to the Appili Meeting, to approve as promptly as practicable Appili’s continuation from a corporation governed under the Canada Business Corporations Act to a corporation governed under the Business Corporations Act (Ontario) (the “Continuance”); (iii) the date by which Appili shall convene the Appili Meeting will be extended to no later than November 6, 2024, provided that Appili shall be under no obligation to hold the Appili Meeting prior to the date that is 50 days following the date that the Company delivers all complete Additional Financial Disclosure required for inclusion in the Company Circular; (iv) the Company shall use commercially reasonable efforts to complete the Financing on or prior to October 18, 2024; and (v) the completion of the Continuance shall be a condition to the completion of the Arrangement. On November 11, 2024, the Company, Adivir and Appili entered into a Mutual Waiver, pursuant to which the parties agreed (i) each party shall waive any termination right it may have under the Arrangement Agreement until December 15, 2024; (ii) immediately following the completion of the Arrangement, the board of directors of Adivir will be reconstituted such that it shall consist of the following three (3) directors (with the remaining two directors to be elected by Adivir at a later date): (a) Shahrokh Shabahang; (b) Madhukar Tanna; and (c) Armand Balboni; and (iii) Adivir shall pay Appili the sum of $115,000 no later than 5:00 p.m. (ET) on November 12, 2024 (the “Waiver Fee”). Adivir paid the Waiver Fee on November 12, 2024.

On August 1, 2024, the Company filed the first amendment to the Original Current Report (“Amendment No. 1”), which amended the Current Reports to include the required historical condensed consolidated financial statements as of and for March 31, 2024 and 2023 of Appili and the pro forma consolidated financial information as of and for the three months ended March 31, 2024 and as of and for December 31, 2023, required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Current Reports.

On September 5, 2024, the Company filed the second amendment to the Original Current report on Form 8-K/A (“Amendment No. 2”), which amended the Current Reports to include the required historical condensed consolidated financial statements as of and for June 30, 2024 and 2023 of Appili and the pro forma consolidated financial information as of and for the six months ended June 30, 2024 and as of and for December 31, 2023, required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Current Reports.

This third amendment to the Original Current Report (“Amendment No. 3”), amends the Current Reports to include the required condensed consolidated historical financial statements as of and for September 30, 2024 and 2023 of Appili and the pro forma consolidated financial information as of and for the six months ended September 30, 2024 and as of and for March 31, 2024, required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Current Reports.

The pro forma financial information included as Exhibit 99.2 to this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K, and does not purport to represent the actual results of operations that the Company and Appili would have achieved had the entities been combined at and during the period presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve following the transactions.

This Amendment No. 3 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business or funds acquired.

The (i) unaudited condensed consolidated statements of financial position of Appili as of September 30, 2024 and 2023, and the related unaudited condensed consolidated statements of changes in shareholders’ equity, loss and comprehensive loss and cash flows, for the six months ended September 30, 2024 are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma consolidated financial information of the Company giving pro forma effect to the acquisitions of Evofem Biosciences, Inc. and Appili, (for more information about the Evofem Biosciences, Inc. acquisition, please see our separate 8K filed with the SEC on November 21, 2024) consisting of the unaudited pro forma consolidated statement of financial position as of September 30, 2024 The unaudited consolidated pro forma statement of earnings for the six months ended September 30, 2024, are filed as Exhibit 99.2, hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Unaudited condensed consolidated financial statements of Appili Therapeutics, Inc. as of and for the six months ended September 30, 2024 and 2023
99.2	Unaudited pro forma consolidated financial information as of and for the nine months ended September 30, 2024
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADITXT, INC.

Date: November 21, 2024	By:	/s/ Amro Albanna
Amro Albanna
Chief Executive Officer